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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): October 25, 2000

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

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               Delaware                                 0-21366                              41-1590621
  (State of or other jurisdiction                     (Commission                         (I.R.S. Employer
           of incorporation)                          File Number)                       Identification No.)


                         2905 Northwest Boulevard, Suite 20,
                                 Plymouth, Minnesota                                      55441
                       (Address of principal executive offices)                        (zip code)

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       Registrant's telephone number, including area code: (763) 557-9005






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ITEM 9.  REGULATION FD DISCLOSURE

On October 25, 2000, Tricord Systems, Inc. (the "Company") issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2000. A copy of the press release is attached hereto as
Exhibit 99.1, the text of which is incorporated by reference herein.

Also on October 25, 2000, the Company issued a press release announcing upcoming conference venues, plans for product announcement and release. A copy of the press release is attached hereto as Exhibit 99.2, the text of which is incorporated by reference herein.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TRICORD SYSTEMS, INC.


Dated: October 25, 2000               By /s/ John J. Mitcham
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                                         John J. Mitcham
                                         Chairman and Co-Chief Executive Officer




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                               INDEX TO EXHIBITS

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   Exhibit      Item                                      Method of Filing
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
    99.1        Press Release dated October 25, 2000,     Filed herewith electronically
                regarding third quarter and nine months
                financial results

    99.2        Press Release dated October 25, 2000,     Filed herewith electronically
                regarding conference venues, plans for
                product announcement and release
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